B/E AEROSPACE

Investor Presentation Creating Two Industry-Leading
Companies

B/E Aerospace Investor Conference Call

Amin Khoury
Founder, Chairman and Co-CEO

Tom McCaffrey
Senior Vice President and CFO

B/E Aerospace Management Team

Strategic Rationale

Overview of Manufacturing Co.

Overview of Services Co.

Transaction Overview

Questions & Answers

Strategic Rationale

Compelling Strategic Rationale

Introducing Two Separate Industry-Leading Companies - one
Focused on Aircraft Cabin Interior Equipment - Design, Development,
Manufacturing, Certification and Direct Sales on a Global Basis ("Manufacturing
Co.") and the other, a Distribution, Logistics & Technical Services Company
Serving the Aerospace and Energy Services Markets ("Services Co.")

B/E Aerospace to separate into two distinct market leading companies, in a tax-free separation, each with the potential to enter into significant combination transactions in the future

Response to diverging business dynamics

The Management teams and Boards of Directors of each business, upon separation, will determine the optimal capital structure, free cash flow allocation policy, growth strategy, compensation system and performance measurement metrics

Reflects continued focus on addressing the distinct needs
of each of our businesses and optimizing long-term
shareholder value creation

This separation is a continuation of our review of strategic alternatives, and we will continue to aggressively pursue strategic alternatives to maximize shareholder value

Overview of Manufacturing Co.

Manufacturing Co. - Overview

Consists of Commercial Aircraft and Business Jet Segments

Largest global manufacturer of a broad portfolio of aircraft cabin interior equipment for commercial airliners and business jets

Customers include airlines, leasing companies, commercial
and business jet OEMs and aircraft completion centers 60%
OEM, 40% aftermarket

Industry's largest global product support, engineering and
sales & manufacturing organizations

2013 Segment Revenues

19%  81%

CAS
Business Jet

$2.2 billion

2013 Revenues by Geography

39%   36%    25%

US
Europe
Other

Manufacturing Co. Investment Highlights

Global Market Leadership

World's leading manufacturer of aircraft cabin interior products for both commercial airliners and business jets

Leading global market shares for all major product categories

Largest industry installed base drives retrofit,
refurbishment and spares revenues

Intimate Customer Relationships

Intimate relationship with senior leadership at leading airlines, leasing companies and major OEMs

Compelling Growth Prospects

Favorable industry dynamics including strong traffic growth, record airline profitability, load factors and yields driving record OEM aircraft deliveries and backlog

Record backlog, leveraged to wide body aircraft growth (~12% CAGR over next 4 years) and ~$5bn of awarded but unbooked supplier furnished equipment ("SFE")
programs

Attractive Financial Profile

Strong revenue growth and margin expansion

Commercial Aircraft Segment

Leading global manufacturer of aircraft interior equipment

Seating Products

First, business class and lie-flat seats/beds

Main cabin and premium economy

Food and Beverage Preparation and Storage Equipment

Coffee and beverage makers, water boilers

Ovens - steam, convection, high heat, warming, microwave

Wine and beverage chillers, refrigerators/freezers, galley air chilling systems

Cabin Lighting Systems

Full spectrum digital LED lighting

Mood lighting, reading lights and accent lighting

Oxygen Systems

Storage, distribution, delivery

Passenger and crew

Interior Structures

Modular Lavatory Systems

Galley Systems

Crew rest compartments

Engineering Services

Aircraft cabin design/modification/ integration, power
management, program management and certification

Business Jet Segment

Leading global manufacturer of business jet aircraft
interior equipment

Executive Aircraft Seating

Civilian Helicopter Seating

VIP Aircraft Seating

Cabin Lighting Systems

Full spectrum digital LED lighting

Mood lighting, reading lights and accent lighting

Super First Class Cabins

Lay flat comfort beds

Dining for two

Large screen entertainment systems

Personal refrigerators

Multiple lighting systems

Engineering Certification & Power Management Services

Record Bookings and Backlog Support Future Growth

- Backlog ~$3.0 billion as of March 31, 2014 (Excludes ~$5.0 billion of awarded, but unbooked SFE programs)
- Record Q1 2014 bookings ~$766 million, up almost ~45%, and reflect book-to-bill of 1.2 to 1
- Q1 2014 most successful awards quarter ever achieved

Backlog is Well Disbursed Geographically



Europe
29%
North America
27%
Asia, Pacific Rim
& Middle East
44%

Total Manufacturing Co. Backlog

($ in billions)



~$7.3
~$8.0
~$4.5
~$5.0
~$2.8
~$3.0
March 31, 2013
March 31, 2014
Booked Backlog
Unbooked Backlog

Total backlog, both booked and awarded but unbooked, ~$8.0 BN

10

Recent Acquisitions in Business Jet Segment

EMTEQ

EMTEQ is a leading global manufacturer of aircraft interior and exterior lighting systems, as well as aircraft cabin management and power systems

Business jets

Commercial airliner retrofits

VIP completions

Fischer

Fischer is the leading manufacturer and supplier of seating products for civilian helicopters, including crashworthy civilian crew and passenger seats to helicopter OEMs

Manufacturing Co. Historical Growth & Margin Profile

Years Ended December 31,

Revenue

($ in millions)

CAGR: 19.0%

Operating Earnings

($ in millions)

CAGR: 26.0%

$1,556

$1,914

$2,203

2011

2012

2013

$245

$323

$389

15.7%

16.9%

17.7%

2011

2012

2013

2013 Results

Revenues of $2,203 million with 2-year CAGR of 19.0%

Operating earnings of $389 million with 2-year CAGR of 26.0%

Operating margin of 17.7% expanded by 200 basis points from 2011

Manufacturing Co. Future Growth and Profit Drivers

Commercial Aircraft Segment

Industry Drivers

Increasing global air travel expected to continue to drive demand

Record airline profitability, load factors and yields driving record OEM aircraft deliveries and backlog

Company Specific Drivers

Record backlog from strong bookings driven by product innovations and market share gains

SFE revenues growing significantly with ~$5bn of awarded but unbooked programs

Leveraged to increasing demand for wide-body aircraft with expected ~12% CAGR over next 4 years

Continued margin expansion

Quality backlog

Supply chain, LCC sourcing

Operational excellence / LEAN

Business Jet Segment

Super first class market share leader

Strong positions globally, including Asia, Middle East, and Europe

Ongoing bespoke new product development, a major differentiator

Continued market share gains

Long-term revenues secured by major program wins and backlog

2013 business jet deliveries turned positive for first time since 2008

2014 inventories at lowest level in five years

Growing VIP completions business

Continued margin expansion

Quality backlog

Supply chain, LCC sourcing

Operational excellence / LEAN

Overview of Services Co.

Services Co. - Overview

Leading provider of aerospace fasteners, consumables and logistics services to the airline and aerospace industries

Growing provider of technical & logistics services and associated rental equipment for remote oil & gas drilling sites

2013 Segment Revenues

2%

98%

Distribution, Logistics & Services

Technical Services & Associated Rental Equipment

$1.3 billion

2013 Revenue by Geography

15%

27%

58%

US

Europe

Other

2013 PF Segment Revenues(1)

20%

80%

Distribution, Logistics & Services

Technical Services & Associated Rental Equipment

$1.6 billion

2013 PF Revenue by Geography(1)

12%

22%

66%

US

Europe

Other

(1) Pro Forma for all energy acquisitions made since January 2013 as if each acquisition was made on Jan 1, 2013.

Services Co. Investment Highlights

Global Market Leader

Leading provider of aerospace fasteners, consumables and logistics services to the airline and aerospace industries

Unmatched Depth & Breadth of Products & Services

Broadest and deepest product portfolio in the world with over 1,000,000 SKU's valued over $1 billion

Wide array of value-add services that aid in developing and
maintaining customer relationships

Premier Technology & Logistics Platform

Unrivaled management information systems allowing for
optimal execution of customer orders

Growing market position in the provision of technical & logistics services and associated rental equipment to the

oilfield services industry

Long-Standing Customer Partnerships

Diverse customer base that includes all major commercial,
business jet and military OEMs, aftermarket MROs and
airlines

Partnerships with key E&P companies, which have a high
demand for Service Co.'s oilfield services and associated
rental equipment

Strong Supplier Relationships

Authorized distributor for more than 200 manufacturers
including every major fastener manufacturer and represents
products for more than 3,000 manufacturers

Balanced, Global Footprint

Balanced geographical footprint with sales, marketing,
customer service and program management specialists in 60
countries globally

Creation of Services Co.

Selected Acquisitions and Historical Revenue Growth

Since 2001, B/E has acquired a number of businesses within
Services Co. for a total of ~$2.8 billion

Since 2004, Services Co. revenue has grown at 27% CAGR

Energy Acquisitions

PF: ~$1,600(1)

HCS

(Honeywell)

(2008)

(2001)

$37  $97  $104  $144  $174  $252  $387  $697  $798  $773  $944 $1,171  $1,280

2001  2002  2003  2004 2005  2006 2007  2008  2009  2010  2011 2012  2013

Note: Dollars in millions.

Pro Forma for all energy acquisitions made since January 2013 as if each acquisition was made on Jan 1, 2013.

Aerospace Consumables - Key Product Families

Fasteners

Adhesive, clips, fittings, nuts, screws, rivets, washers

Bearings

Airframe control, ball, ceramic, roller, thrust

Honeywell Proprietary Consumables Supporting:

APUs, environmental systems, fuel controls, hydraulic
controls, engines, wheels and brakes

Hardware

Latches, plastic components, struts

Chemicals, hazardous and non-hazardous

Electrical and Electro-Mechanical Components

Lighting

Tooling

Seals and O-Rings

Premier Technology Platform

Services Co. has invested $100+ million in proprietary IT systems to create an unparalleled technology platform for the Aerospace consumables business

Planning and Forecasting

Includes Planning Tools customized to support both OEM and aftermarket demand planning for customers

Customized System / Database

Real-time system across all Services Co. locations to support Warehouse
Management, JIT services and Kitting

Supplier and Customer Portals

Supplier and Customer portals for both to view reports, performance and other important data

Electronic Data Exchange (EDI)

EDI platform and team links Services Co. systems to customer systems

E-Commerce

New platform includes industry leading part attribute search features

Support of Value-Added Services

JIT, 3PL, Kitting, as well as products not in standard packages (part attributions, revision levels, etc.) required to support various customer systems

Energy Technical Services Key Offerings

Technical & logistics services and associated rental
equipment for remote oil and gas drilling sites

Completions

Mechanical wireline / slickline; flow control - nipples,
valves, plugs; sales and placements of composite bridge,
ball-drop, and flow-thru-plugs; packer rentals and sales

Machine Shop

High tech CNC lathe machines; recut and retreading for tubulars and tool joints;
crossover, saver, and lift subs; custom designing and machining

Fishing Services and Tools

Jars, mills, over shots, taps, magnets, boot baskets, casing patches, cutters, impression blocks, clamps, safety joints

Pipe Recovery

Solve stuck pipe issues in open hole and cased hole situations; utilize chemical cutters, jet cutter, and split shots

BOP Shop

Restoration and testing of BOP's and other pressure control equipment, values, choke manifolds, and closing units

Drilling and Completion Rental Tools and Equipment

Services Co. Historical Growth & Margin Profile

Years Ended December 31,

Revenue ($ in millions)

CAGR: 16.5%

$944  $1,171  $1,280

2011  2012  2013

Operating Earnings(1) ($ in millions)

CAGR: 18.5%

$188  $234  $264

19.9%  20.0%  20.6%

2011  2012  2013

2013 Results

Revenues of $1,280 million with 2-year CAGR of 16.5%

Operating earnings(1) of $264 million with 2-year CAGR of 18.5%

Operating margin(1) of 20.6% expanded 70 basis points from 2011

(1) Operating Earnings and Operating Margin both adjusted to exclude acquisition, integration and transition (AIT) costs of $24.2 million in 2013,
$17.2 million in 2012, and $4.5 million in 2011.

Services Co. Growth & Profit Drivers

Aerospace Consumables Distribution, Logistics & Services

Long-term global air travel growth of ~5% per year

Increasing world-wide aircraft delivery rates and installed base

Expanding key positions on important customer platforms

Trend towards outsourcing more key elements of the supply chain through complex logistics solutions

Customer demand for same day service

Opportunities to enhance growth through strategic acquisitions

Continued margin expansion through successful acquisition
integration, cost reductions, footprint rationalization,
product line expansion and operating leverage

Energy Technical Services and Associated Rental Equipment

~$15bn market size: 2 to 3x larger and growing at twice the
rate of aerospace consumables and logistics services market

Industry double-digit growth rate

Shale gas and oil discoveries and new methods of extraction have uncovered vast untapped oil and gas reserves: 22 states with current drilling activity

Demand for technical and logistics services and associated rental equipment throughout the well life cycle

E&P Companies preference to rent vs. own

Strong margins and return on invested capital

Numerous future acquisition opportunities in highly fragmented market

Transaction Overview

Transaction Overview

Transaction Structure

Tax-free pro rata distribution to B/E Aerospace shareholders of new Services Co. publicly-traded stock

Timing

Form-10 filing expected August / September 2014

Transaction expected to be completed Q1 2015

Financial Implications

Both companies expected to be well capitalized

Transaction expenses excluded from 2014 financial guidance
which we today raised to $4.35 per share

Closing Conditions

Subject to customary closing conditions, including receipt of an opinion of counsel as to the tax-free nature of the transaction

Effectiveness of Form-10 registration statement

Free Cash Flow Allocation Policies

Allocating Free Cash Flow Through

Organic Investment

M&A

Cash Distributions to Shareholders

Manufacturing Co.

Capital structure consistent with other commercial aerospace manufacturers

Growth opportunities weighted towards organic investment versus M&A

Services Co.

Capital structure will provide flexibility for continued organic growth as well as stock and/or cash acquisitions

No planned material acquisitions for 2H 2014

B/E Aerospace Continues to Create Value

Total Shareholder Return

$120  $100  $80  $60  $40  $20  $0

Period         B/E         S&P500          B/E Relative Performance(1)

10 Year        1,441%      114%            +1,327%

5 Year         487%        131%            +356%

1 Year         53%         23%             +30%

+1,441%

Global Financial Crisis

Jun-04  jun-06  Jun-08  Jun-10  Jun-12  Jun-14

B/E expects to enter the next phase of business optimization and value creation, beginning with the separation announced today

Source: FactSet. Market data as of June 6, 2014. (1) Excess / Deficit versus the
S&P 500.

Questions & Answers